SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2016

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State of other jurisdiction	(Commission file number)	(IRS employer
of incorporation		Identification no.)

17 South Briar Hollow Lane, Suite 100
Houston, Texas	77027
(Address of principal executive offices)	(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 (17 CFR 40.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act
(17 CFR 240.13e-4c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2016, Adams Resources & Energy, Inc., a Delaware corporation, issued a press release announcing the election of Josh C. Anders, age 40, as Executive Vice President, Chief Financial Officer and Treasurer of the Company effective December 15, 2016.  Sharon C. Davis will resign from her position as interim Chief Financial Officer and Treasurer of the Company and will continue in her position as Executive Vice President, Chief Operating Officer and Chief Accounting Officer of the Company. A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY. INC.

December 7, 2016	BY: /s/ Sharon C. Davis
Sharon C. Davis
Interim Chief Financial Officer